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                                                                   EXHIBIT 10.1

                                 LOAN AGREEMENT
                           (REVOLVING LINE OF CREDIT)


         THIS SECURED LOAN AGREEMENT ("Agreement") is entered into as of December 27, 1999, by and between BIBP COMMODITIES, INC., a Delaware corporation (the "Borrower"), and CAPITAL DELIVERY, LTD., a Kentucky corporation (the "Lender").


                                    RECITAL:


         Borrower desires to establish a line of credit with Lender to finance its working capital needs in operating its business of purchasing cheese in accordance with product specifications for Papa John's Pizza restaurants and selling cheese to PJ Food Service, Inc., the wholly owned distribution subsidiary of Papa John's International, Inc. ("PJI"), and Lender is willing to make such loan on the terms and conditions set forth herein.


                                   AGREEMENT:


         NOW, THEREFORE, Borrower and Lender have agreed as follows:

         1.       LOAN.

                  (a) LOAN; PROMISSORY NOTE. Lender agrees to make "Advances" to Borrower from time to time during the period commencing on the date hereof and ending on the day immediately prior to the Maturity Date, as defined below, in an aggregate principal amount not to exceed the Maximum Amount, as defined below (the "Loan"). The Loan shall be evidenced by a Promissory Note (the "Note") of even date herewith.

                  (b) EXTENSION OF TERM. Effective December 31, 2000, and continuing effective each December 31 thereafter, the Maturity Date shall be extended for a period of one (1) year, provided that on the effective of each such extension there exists then no Event of

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Default, as defined below, and provided further that Lender has not given notice to Borrower of nonextension prior to such effective date.

                  (c) MAXIMUM PRINCIPAL BALANCE. The aggregate outstanding principal balance of the Loan shall not exceed $17,600,000 ("Maximum Amount").

                  (d) LOAN ACCOUNT. Lender shall maintain a loan account on its books in which shall be recorded all advances made by Lender to Borrower pursuant to this Agreement, and all payments made by Borrower with respect to the Loan; provided, however, that failure to maintain such account or record any advances therein shall not relieve Borrower of its obligations to repay the outstanding principal amount of the Loan, all accrued interest thereon, and any amounts payable with respect thereto in accordance with the terms of this Agreement and the Note.

                  (e) INTEREST RATE AND PAYMENT.

                      (i) Interest shall accrue daily on the aggregate outstanding principal balance of the Loan, for the period commencing on the date an initial Advance under the Loan is made until the Loan is paid in full, at a variable rate per annum equal to the "Prime Rate" less one (1) percentage point, in respect of such principal amount until such unpaid amount has been paid in full, adjusted monthly on the first day of each calendar month. "Prime Rate," as used in this Note, shall mean the interest rate published in THE WALL STREET JOURNAL in the "Money Rates" column as the prevailing "Prime Rate," it being understood and agreed that the Prime Rate is not necessarily the lowest or best rate of interest available on commercial loans of the nature evidenced by this Note.

                      (ii) Interest on the outstanding principal balance of the Loan shall be calculated daily for each day on which there is an outstanding balance on the Loan. Interest shall be due and payable as provided in the Note.

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                      (iii) Interest shall be computed on the basis of a
360-day year and the actual number of days elapsed.

                      (iv) Any principal or interest payment due under the Note not paid at stated maturity, by acceleration, conversion or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is 2% per annum in excess of the rate of interest otherwise payable under this Agreement in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment). The charging or collection of any such additional interest shall not be deemed a waiver of any of the Lender's rights arising thereby or hereunder, including the right to declare an "Event of Default" hereunder.

                  (f) REPAYMENT OF THE LOAN. If not earlier paid, or if not accelerated for payment, the outstanding principal amount of the Loan and all accrued and unpaid interest shall, at the close of business on December 31, 2002 (the "Maturity Date"), be paid in full.

                  (g) ONE OBLIGATION. All Advances made hereunder, and all interest accrued thereon, shall constitute one obligation of Borrower secured by all security interests, liens, claims, and encumbrances from time to time hereafter granted to Lender by Borrower.

                  (h) CREDIT RESOURCES. Borrower acknowledges that Lender has informed it that Lender may not from time to time in the future have cash, cash equivalents, and credit resources sufficient to permit Lender to make all requested advances under this Agreement and other agreements with developers and franchisees of PJI while maintaining sufficient working capital for Lender's expansion and operating needs, and Borrower agrees that in the event Lender shall fail to fund the Loan as and to the extent required hereby and such failure shall constitute a breach of this Agreement (a "Funding Default"), such Funding Default shall not (v) constitute fraud (by any person or entity, including Lender and its Successors and Assignees) or (vi) give rise to any liability of any person or entity, including Lender and its Successors and Assignees, in

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any other tort, and Borrower further agrees that it shall be limited to its remedies in contract solely against Lender.

                  (i) PAYMENT METHOD. All payments to be made by Borrower hereunder shall be made in lawful money of the United States (vii) by check delivered to Lender, (viii) in immediately available funds, or (ix) via electronic funds transfer, without set off, counterclaims, deduction or withholding of any type.

         2. CONDITIONS ON ADVANCES. Advances under the Note shall be subject to the following:

                  (a) Lender shall have received, at least five (5) business days prior to the day an Advance is to be made hereunder, (i) a written request from an authorized officer of Borrower for an Advance in a specific amount, (ii) a Certificate of Borrower in the form attached hereto as Exhibit A, which shall be signed by the president or chief financial officer of Borrower and which shall certify that Borrower meets all conditions for receipt of the Advance and is in compliance with this Agreement, and (iii) copies of all other documents reasonably requested by Lender.

                  (b) No material adverse change, as determined by Lender in its sole discretion, in the financial condition, results of operations, assets, or business of Borrower, shall have occurred at any time or times subsequent to the date hereof.

                  (c) No Event of Default or any event that, through the passage of time or the service of notice or both, would mature into an Event of Default shall have occurred and be continuing under this Agreement or the Note.

                  (d) The representations and warranties contained in Section 6 hereof shall be true and correct as of the date such Advance is made.

                  (e) Advances may be used solely to finance Borrower's working capital needs in operating its business of purchasing cheese in accordance with product specifications for Papa John's Pizza restaurants and selling cheese to PJ Food Service, Inc. ("PJFS").

                  (f) Advances will be permitted only to the extent of Borrower's deficit cash position, if any, resulting from its business and the application of the Pricing Formula in effect as of the date of this Agreement, or as amended from time to time with the consent of Lender, and employed to establish the price of cheese under the Cheese Purchase Agreement between Borrower and PJFS.

                  (g) No Advances will be made if any agreement between Lender (or any affiliate of Lender) and Borrower (or any affiliate of Borrower) is in default or has been terminated.

                  (h) Advances will be made in increments of $100,000.

                  (i) Advances shall be made by wire transfer from Lender to the account of Borrower or by regular check of Lender payable to Borrower and forwarded to Borrower by overnight courier to its address as set forth herein for delivery on the next regular business day.

         3. REPRESENTATIONS, AGREEMENTS AND WARRANTIES. To induce the Lender to enter into this Agreement, Borrower represents, warrants and agrees as follows:

                  (a) Borrower has full power and authority to enter into and perform this Agreement; this Agreement has been duly entered into and delivered and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

                  (b) Borrower has no debt other than ordinary trade accounts payable, except for the debt evidenced by the Note.

                  (c) Borrower is a corporation duly organized and validly existing in good standing under the laws of the state of Delaware and is qualified to do business and is in good standing in every jurisdiction where the nature of its business and the ownership of its properties requires it to be so qualified and where failure so to qualify might materially affect its business or property, and has all requisite power and authority, corporate and otherwise, to conduct its business, to own its property, and to execute, deliver and perform all of its Obligations under this Agreement and the Note.

                  (d) Borrower's registered office, chief executive office and principal place of business, are at the addresses set forth in Section 10.

                  (e) The execution, delivery and performance of this Agreement and the Note are within Borrower's powers, have been duly authorized by all necessary or proper action on the part of Borrower including the consent of its members where required, are not in contravention of any provision of law or of any agreement or indenture by which Borrower is bound or of the organizational or charter documents of Borrower and do not require the consent or approval of any governmental body, agency, authority or other person that has not been obtained and a copy thereof furnished to Lender.

                  (f) Borrower is, and after giving effect to the transactions contemplated hereby, will be solvent, and will remain solvent throughout the Term.

                  (g) No action or proceeding is now pending or, threatened against Borrower at law, in equity or otherwise before any court, board, commission, agency or instrumentality of the federal or state government or of any state or municipal government or any agency or subdivision thereof, or before any arbitrator or panel of arbitrators.

                  (h) Borrower is not engaged in any joint venture or partnership with any Person.

                  (i) Borrower has filed all United States tax returns and all state, local and foreign tax returns that are required to be filed, and has paid, or made provision for the payment of, all taxes that have become due pursuant to said returns or pursuant to any statement received by Borrower, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. Such tax returns properly reflect Borrower's income and taxes for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service upon audit, and having no material adverse affect on Borrower's financial condition, business or results of operations.

                  (j) (i) The financial statements of Borrower, copies of which have been delivered to Lender, are true, correct and accurate and contain no material misstatements or omissions and fairly presents the financial position of Borrower as of the date thereof.

                     (ii) Since the date of the financial statements referred to in subsection (i) above, Borrower has not incurred any obligations or guaranteed the obligations of any other person.

                  (k) Borrower is not in violation of any applicable statute, regulation or ordinance of any governmental entity, or of any agency thereof, in any respect materially and adversely affecting Borrower's business, property, assets, operations or condition, financial or otherwise.

         4. AFFIRMATIVE COVENANTS. For so long as Borrower shall have any Obligations to Lender under this Agreement, Borrower covenants as follows:

                  (a) Borrower shall preserve and maintain its separate existence and all rights, privileges, and franchises in connection therewith, and maintain its qualification and good standing in all states in which such qualification is necessary in order for Borrower to conduct its business in such states.

                  (b) Borrower shall file all federal, state and local tax returns and other reports that it is required by law to file, maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and levies imposed upon it, its income, or profits, or taxes, assessments, governmental charges and levies prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings.

                  (c) Borrower shall comply with all laws, statutes, regulations and ordinances of any governmental entity, or any agency thereof, applicable to it, a violation of which, in any respect, may materially and adversely affect Borrower's business, property, assets, operations or condition, financial or otherwise, including, without limitation, any such laws, statutes, regulations or ordinances regarding the collection, payment, and deposit of employees' income, unemployment, and Social Security taxes and with respect to pension liabilities.

                  (d) Borrower shall notify Lender in writing:

                      (i) promptly upon learning thereof, of any material litigation affecting Borrower, whether or not the claim is considered to be covered by insurance, and of the institution of any suit or administrative proceeding which may materially and adversely affect a Borrower's operations, financial condition or business;

                      (ii) at least thirty (30) days prior thereto, opening of any new office or place of business by Borrower or the closing by Borrower of any existing office or place of business; PROVIDED, HOWEVER, this provision shall not be construed as a waiver or consent by Lender to allow Borrower to open or close any new office or place of business; and

                      (iii) within three (3) calendar days after the occurrence thereof, of Borrower's default under any lease, deed or other similar agreement to which Borrower is a party or by which Borrower is bound.

                  (e) From time to time as requested by Lender, Borrower shall submit a written plan setting forth its current and proposed: management, growth plans, cash position and debt, and such other information as Lender may reasonably request.

         5. NEGATIVE COVENANTS. For so long as Borrower shall have any obligations to Lender under this Agreement, Borrower covenants that:

                  (a) Borrower shall not create, incur, assume, or suffer to exist any indebtedness for borrowed money, except (i) obligations due to Lender under this Agreement and the Note, and (ii) unsecured trade payables incurred in the ordinary course of business.

                  (b) Borrower shall not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any other liability of any other person except by endorsement of negotiable instruments for deposit or collection and similar transactions in the ordinary course of business.

                  (c) Borrower shall not, without the prior written consent of Lender, merge into or consolidate with any other person or enter into any agreement with a view to do same.

                  (d) Borrower shall not enter into any new business or make any material change in its business objectives.

                  (e) Borrower shall not, without the prior written consent of Lender, sell or dispose of any of its "assets" (as that term is defined in accordance with generally accepted accounting principles) other than a sale in the ordinary course of business.

                  (f) Borrower shall not make any loans, advances or extensions of credit to, or investments in, any persons, including, without limitation, any of Borrower's affiliates, partners, officers or employees other than expenses advanced in the ordinary course of business.

                  (g) Borrower shall not acquire all or any material portion of the stock, securities, or assets of any other person or entity.

                  (h) Borrower shall not cancel any claim or debt, except for consideration and in the ordinary course of its business.

                  (i) Without the prior written consent of Lender, Borrower shall not suffer to exist any lien, encumbrance, mortgage, or security interest on any of its property, except: (i) those in favor of Lender, and (ii) liens for
(A) property taxes not delinquent, (B) taxes not yet subject to penalties, and
(C) pledges or deposits made under Workmen's Compensation, Unemployment Insurance, Social Security and similar legislation, or to secure statutory obligations.

                  (j) Borrower shall not use any fictitious name.

                  (k) Borrower shall not enter into or be a party to any transaction with any of Borrower's affiliates.

                  (l) Borrower shall not make, or obligate itself to make, any distribution to its shareholders, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its ownership interests now or hereafter outstanding, or set aside any funds for any of the foregoing purposes.

                  (m) Borrower shall not liquidate, dissolve, discontinue business or materially change its capital structure or its general business purpose or take any action with a view towards the same.

                  (n) Borrower shall not, without the prior written consent of Lender, effect any revisions to the Pricing Formula in effect on the date of this Agreement and employed to establish cheese prices under the Cheese Purchase Agreement between Borrower and PJFS.

                  (o) Borrower shall not, without the prior written consent of Lender, increase the dividend paid to Borrower shareholders.

         6. DEFAULT. At the option of the Lender the happening of any of the following events shall constitute a default under this Agreement (an "Event of Default"):

                  (a) The occurrence of any "Event of Default" under the Note.

                  (b) Breach or non-compliance by Borrower of any covenant, representation or warranty under this Agreement.

                  (c) Encumbrance of any of Borrower's assets, or the making of a levy, seizure or attachment thereof or thereon.

         7. REMEDIES. Upon any Event of Default, the Lender may at its option declare any and all of the Obligations to be immediately due and payable, in addition to exercising all other rights or remedies available to the Lender at law or in equity.

         8. MANDATORY LAWS GOVERNING EXERCISE OF REMEDIES. All of the remedies under this Agreement are subject to the mandatory, non-waivable provisions of the laws of the jurisdiction in which Collateral is located or which governs the exercise of the remedies.

         9. CUMULATIVE REMEDIES. The rights and remedies of the Lender shall be deemed to be cumulative, and any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

         10. NOTICE. All notices or communications under this Agreement shall be in writing and shall be given (i) via hand delivery, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight carrier, to the party at the address listed below, or at such other address as a party may designate as provided herein.

         Lender (if by mail):               P.O. Box 99900
                                            Louisville, Kentucky 40269

         (if by hand delivery
                  or overnight):            2002 Papa John's Boulevard
                                            Louisville, Kentucky 40299

         Borrower:                          2002 Papa John's Boulevard
                                            Louisville, Kentucky 40299

         11. MISCELLANEOUS.

                  (a) Failure by the Lender to exercise any right under this Agreement or the Note shall not be deemed a waiver of that right, and any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Lender shall continue in full force and effect until such right is specifically waived in a writing signed by the Lender.

                  (b) If any part, term or provision of this Agreement is held by any court to be prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision enforced to the greatest extent allow by law, or if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

                  (c) The headings in this Agreement have been included for ease of reference only, and shall not be considered in the construction or interpretation of this Agreement.

                  (d) Lender shall have the right to assign this Agreement and/or the Note to a third party, including any affiliate of Lender. This Agreement shall inure to the benefit of the Lender, its successors and assigns. Borrower shall not make any transfer or assignment of any of its rights or obligations under this Agreement or the Note without Lender's prior written consent.

                  (e) To the extent allowed under the Uniform Commercial Code, this Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                  (f) Borrower hereby irrevocably agrees that any legal action, suit or proceeding against it with respect to its obligations and liabilities hereunder or any other matter under or arising out of or in connection with this Agreement, the Note or the Ownership Pledge Agreement or for recognition or for enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States District Court for the Western District of Kentucky or in the Courts of the Commonwealth of Kentucky, as the Lender may elect, and, by execution and delivery of this Agreement, Borrower hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts IN PERSONAM generally and unconditionally with respect to any such action, suit or proceeding for it and/or in respect of its property. Borrower further agrees that final judgment against it in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction within the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the obligations and liabilities. Borrower hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by mailing copies thereof via registered or certified mail, postage prepaid to the Borrower at the address set forth herein. Nothing herein shall in any way be deemed to limit the ability of the Lender to serve any writs, processes or summons, in any other manner permitted by applicable law or to obtain jurisdiction over the Borrower in any such other jurisdictions, and in such manner, as may be permitted by applicable law. In addition, Borrower hereby irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the Note brought in any of the aforesaid courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  (g) The parties waive to the fullest extent permitted by law any right to or claim for any punitive or exemplary damages against the other and agree that, in the event of a dispute, the party making the claim will be limited to equitable relief and to recovery of any actual damages it sustains.

                  (h) Lender and Borrower irrevocably waive trial by jury in any action, proceeding or counterclaim, whether at law or in equity, brought by either of them.

                  (i) "Affiliate" shall mean any person or entity that directly, or through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person or entity.

                  (j) This Agreement, together with the Exhibits hereto, constitute the entire agreement of the parties with respect to the Loan, and supersede all prior understandings and agreements concerning the Loan. No change, modification, addition or termination of this Agreement or the Note shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

         IN WITNESS WHEREOF, Borrower and the Lender have executed and delivered this Secured Loan Agreement as of the date first set forth above, but actually on the dates set forth below their respective names.


                    BORROWER:                 BIBP COMMODITIES, INC.



                                              By:      /s/ Patrick W. Gaunce
                                                       ----------------------
                                                       Patrick W. Gaunce
                                                       President and Director


                                                     Date:    MAY 3, 2000

                      LENDER:                 CAPITAL DELIVERY, LTD.



                                               By:  /s/ Charles W. Schnatter
                                                   ---------------------------
                                                   Charles W. Schnatter
                                                   President

                                               Date:    MAY 9, 2000

                        CERTIFICATE OF BORROWER                       EXHIBIT A



         BIBP COMMODITIES, INC., the "Borrower" under a Loan Agreement and Promissory Note dated December 27, 1999 (the "Loan Agreement" and the "Note," respectively), evidencing a loan to Borrower from CAPITAL DELIVERY, LTD. ("Lender"), hereby (a) certifies, represents and warrants to Lender that Borrower meets all the terms and conditions for the receipt of an Advance (as defined in the Loan Agreement) under the terms of the Loan Agreement, and (b) makes a request for an Advance of $__________ under the Loan Agreement and the Note.

         Borrower requests that the proceeds of the Advance be delivered to the account or address below via (check one):

         / /   wire transfer                      / /   check

         Pay to:                    ______________________________

                                    ______________________________

                                     _____________________________


         IN WITNESS WHEREOF, the undersigned, being the duly authorized representative of Borrower, has executed this Certificate on the date set forth below.


                                  BIBP COMMODITIES, INC.



                                  By:      ___________________________________

                                  Title:   ___________________________________

                                  Date:    ___________________________________